Exhibit 99.4

RumbleOn and RideNow Announce Definitive Agreement to Combine Companies

Combination to Form the First Omnichannel Customer Experience in Powersports in North America, Delivering an Unparalleled Solution to Powersports Enthusiasts

● Transaction to Create Dominant Publicly Traded Omnichannel Powersports Platform with a Total Addressable Market of $100B+

● Pro Forma company sold more than 63,000 vehicles in 2020, generating revenue of approximately $1.3 billion, net income of approximately $65.3 million and adjusted EBITDA of approximately $90.8 million.1 Business combination expected to propel revenue growth and drive meaningful cost synergies

● Technology-first platform offering best-in-class customer experience; Powersports enthusiasts can receive cash offers, buy, sell, trade or finance without leaving their home

● $575.4 million RideNow purchase price to be paid $400.4 million in cash and $175.0 million in RumbleOn Class B common stock; Up to $280.0 million of cash consideration to be funded via new debt financing committed by funds managed by Oaktree Capital Management, L.P. (“Oaktree”)

● Management of combined company to host a conference call today, March 15, 2021, at 8:30am ET

DALLAS, TX & CHANDLER, AZ- RumbleOn, Inc. (NASDAQ: RMBL), an ecommerce company using innovative technology to aggregate and distribute pre-owned vehicles to and from both consumers and dealers, and the nation’s largest powersports dealer, RideNow, today announced they have entered into a definitive merger/equity purchase agreement, creating the only omnichannel customer experience in powersports and the largest publicly traded powersports dealership platform. The integration of RideNow’s extensive footprint and strong retail brand with RumbleOn’s technology platform will transform the nation’s largest powersports dealer into the first - and only - omnichannel powersports platform in North America.

Together, the combined company will have a dominant position in a $100+ billion market. The end-to-end platform will enable the combined company to reach more consumers in a secularly growing – yet still highly fragmented market, that is benefitting from changing consumer behavior. The transaction is expected to propel revenue growth and drive meaningful cost synergies, leading to improved monetization and margin expansion.

Company Details and Strategic Rationale

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Powersport vehicle demand continues to experience significant growth, accelerated by consumer lifestyle changes and advanced vehicle innovation, while access to affordable pre-owned vehicles attracts new riders.
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The proposed transaction combines a robust technology leader in online acquisition and distribution of powersports vehicles with the largest traditional brick and mortar retailer in powersports.
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RideNow is the nation’s largest powersports retailer, with more than 40 full-service retail locations in 11 states across the country. In 2020, RideNow sold 45,527 powersport units, including ATVs, UTVs, motorcycles, snowmobiles, and personal watercraft, generating approximately $899.4 million in total revenue, $90.3 million in net income and approximately $96.6 million in adjusted EBITDA.
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RumbleOn’s ecommerce platform provides an efficient, timely and transparent transaction experience, without leaving home. Whether buying, selling, trading or financing a vehicle, RumbleOn offers dealers and consumers a friction free experience - without geographic boundaries.
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The combined company will offer the fastest, easiest and most transparent transaction process available to consumers nationwide, which, combined with proprietary pre-owned sourcing, disrupts the customer search and purchase experience for powersports enthusiasts, both online and in-store.
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In addition to driving organic growth by combining and scaling the legacy RumbleOn and RideNow models, the combined company will be positioned to further consolidate the highly fragmented powersports industry.
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RideNow’s co-principal owners and co-founders Mark Tkach and William Coulter will bring more than 70 additional years of combined experience in the vehicle retail industry, joining RumbleOn’s executive team, Marshall Chesrown, Steve Berrard, and Peter Levy, who have a combined 80+ years of experience. Both Mr. Tkach and Mr. Coulter will also join the RumbleOn Board of Directors at closing.

1 2020 pro forma information is based on unaudited financial information of RideNow and RumbleOn. Pro forma financial information is preliminary and does not include purchase accounting adjustments. Audited historical financials and updated unaudited pro forma information will be provided in future filings with the Securities and Exchange Commission (the “SEC”).

Management Commentary

“We are creating the only omnichannel solution in the powersports industry – offering an unparalleled customer experience for outdoor enthusiasts across the country. RideNow’s significant physical retail platform provides the missing piece of a ‘bricks and clicks’ strategy for RumbleOn, enabling us to reach consumers wherever they want to shop, whether online, offline, or both,” said Marshall Chesrown, RumbleOn’s Chief Executive Officer. “For us, this transaction is about unlocking incremental sales, capturing additional monetization opportunities such as parts and services, and consolidating a fragmented industry to drive efficiency and improve the customer experience. For our customers, this is about offering the most robust selection of inventory through a simple, safe, hassle-free and flexible experience nationwide,” concluded Chesrown.

RideNow’s co-principal owner and co-founder, Mark Tkach, commented, “We are thrilled to be joining Marshall and the rest of the RumbleOn team as we gear up to enable more consumers to shop with us through the first omnichannel customer experience. We are excited to begin leveraging both companies’ capabilities to expand our combined offering. From adding financing options with RumbleOn Finance to exploring the opportunity to open pre-owned retail stores, RumbleOn’s technology and ecommerce presence will provide us access to a nationwide audience and high demand pre-owned inventory. Combining the proprietary technology platform, online aggregation and distribution, nationwide logistics network and the scale and physical footprint of these two companies will give more powersport enthusiasts across the country access to our robust inventory.”

Pro Forma Financials and Guidance

On a pro forma basis the combined company would have generated approximately $1.3 billion in revenue, $65.3 million in net income and $90.8 million in adjusted EBITDA in 2020.

The business combination is expected to close in the second or third quarter of 2021. Given the highly complementary business models, the Company expects to achieve cost synergies over time, while driving incremental growth. For 2021, assuming a combination as of January 1, 2021, total revenue is expected to be in the range of $1.45-$1.55 billion and adjusted EBITDA in the range of $100.0-$110.0 million. The companies expect to drive sustainable long term revenue growth and strong unit economics, with a long-term revenue target in excess of $5.0 billion and Adjusted EBITDA margin target in excess of 10%.

2020 financial and pro forma information is based on unaudited financial information of RideNow and RumbleOn. Pro forma financial information is preliminary and does not include purchase accounting adjustments. Audited historical financials and updated unaudited pro forma information will be provided in future filings with the SEC.

Transaction Details

Under the terms of the definitive agreement, RumbleOn will combine with up to 46 entities operating under the RideNow brand for a total consideration of up to $575.4 million, consisting of $400.4 million of cash and approximately 5.8 million shares of RumbleOn Class B Common Stock. RumbleOn will finance the cash consideration through a combination of up to $280.0 million of debt and the remainder through the issuance of new equity. RumbleOn has entered into a commitment letter with Oaktree to provide for the debt financing, subject to certain conditions. The number of shares to be issued to RideNow is subject to increase as described in the definitive agreement. The transaction is subject to successful completion of the debt and equity financing, RumbleOn stockholder approval, manufacturer approval, other federal and state regulatory approvals, and other customary closing conditions as described in the definitive agreement.

Certain RideNow minority equity holders are not initially parties to the definitive agreement and some minority holders have rights of first refusal (“ROFR”) with respect to the RideNow entity in which they own a stake. If any of these equity holders either decide not to sell their interests to the Company or to exercise their ROFR, RumbleOn will not be able to acquire all of the equity interests of the acquired companies, or in certain cases any interests in an acquired company, and the consideration payable in the business combination will be correspondingly reduced. RideNow anticipates that all minority owners will participate in the business combination and that no minority owners will exercise their ROFR, but there is no assurance this will occur.

Upon closing, the RideNow and RumbleOn executive teams will join their combined 150+ years of vehicle retail experience. Each member of the combined company senior management team will enter into three year Executive Employment Agreements upon closing. Messrs. Tkach and Coulter will also join the RumbleOn Board of Directors.

RumbleOn and RideNow expect to close the business combination during the second or third quarter of 2021.

B. Riley Securities, a subsidiary of B. Riley Financial Inc., is acting as exclusive financial advisor to RumbleOn and sole debt placement agent in conjunction with the transaction.

Conference Call Details

Senior management from RumbleOn and RideNow will host a conference call today, Monday, March 15, 2021 at 8:30 a.m. ET. A live and archived webcast can be accessed from RumbleOn's Investor Relations website at https://investors.rumbleon.com/. To access the conference call telephonically, callers may dial (877) 407-9716, or (201) 493-6779 for callers outside of the United States and entering conference ID 13716962.

About RumbleOn

Founded in 2017, RumbleOn (NASDAQ: RMBL) is an ecommerce company using innovative technology to aggregate and distribute pre-owned automotive and powersport vehicles to and from both consumers and dealers, 100% online. RumbleOn is disrupting the pre-owned vehicle supply chain by providing dealers with technology solutions such as virtual inventory, and a 24/7 distribution platform, and consumers with an efficient, timely and transparent transaction experience, without leaving home. Whether buying, selling, trading or financing a vehicle, RumbleOn enables dealers and consumers to transact without geographic boundaries in a transparent, fast and friction free experience. For more information, please visit http://www.rumbleon.com.

About RideNow

Founded in 1983, RideNow has grown into the largest powersports retailer group in the United States through its dealership consolidation strategy. RideNow compliments its vehicle sales with complete parts, service, accessories, and after sales offerings. For more information, please visit https://www.ridenow.com.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination described herein (the “Transaction”), RumbleOn intends to file relevant materials with the SEC, including a preliminary proxy statement, and when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, RumbleOn will mail the definitive proxy statement and a proxy card to each RumbleOn stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting RumbleOn's investor relations section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn’s stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn will be included in the proxy statement relating to the Transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement relating to the Transaction when available. Information about RumbleOn’s directors and executive officers and their ownership of RumbleOn’s common stock is set forth in RumbleOn’s definitive proxy statement for its 2020 Annual Meeting of Stockholders filed with the SEC on July 29, 2020. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement relating to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RideNow and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of RumbleOn in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement relating to the Transaction.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.

Forward Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook”, and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this press release regarding the proposed transactions contemplated by the definitive agreement, including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn's control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Transaction; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of RumbleOn, certain regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (5) the impact of COVID-19 pandemic on RumbleOn's business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the SEC relating to the Transaction, including those under “Risk Factors” therein, and in RumbleOn's other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that after the Transaction the combined company will achieve its expectations.

Without limiting the foregoing, the inclusion of the financial projections in this press release should not be regarded as an indication that RumbleOn considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither RumbleOn’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that RumbleOn’s management believes are reasonable, RumbleOn provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

Investor Relations:

The Blueshirt Group

Dylan Solomon

investors@rumbleon.com